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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 13, 2006


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                 Delaware                 000-21531           05-0376157
       (State or Other Jurisdiction      (Commission        (IRS Employer
            of Incorporation)           File Number)     Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                     (860) 779-2800 (Registrant's Telephone
                          Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On December 13, 2006, United Natural Foods, Inc. issued a press release announcing the results of its 2006 Annual Meeting of Stockholders. A copy of this press release is attached as an exhibit to this Form 8-K.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Shell Company Transactions: Not Applicable

      (d)   Exhibits.

            Exhibit No.   Description
            -----------   -----------

               99.1 Press Release, dated December 13, 2006: United Natural Foods Announces 2006 Annual Meeting Results.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
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                                              Mark E. Shamber
                                              Vice President and Chief Financial
                                              Officer

                                          Date:  December 13, 2006